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                      UNITED STATES DEPARTMENT OF COMMERCE
                      ASSISTANT COMMISSIONER FOR TRADEMARKS
                             2900 CRYSTAL DRIVE
                        ARLINGTON, VIRGINIA 22202-3513
                                AUG 23, 1997

                     NOTICE OF APPROVAL OF EXTENSION REQUEST

                                    TM106             ATTORNEY
                                                   REFERENCE NUMBER:
PAUL I MENES
MENES LAW CORP
1801 CENTURY PARK E STE 1560                          2439.01
LOS ANGELES, CA 90067

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SERIAL NUMBER : 75/074408
MARK:  PELIGRO
OWNER:  Colecciones de Raquel, Inc.
EXTENSION REQUEST NUMBER:  1           NOTICE OF ALLOWANCE DATE:  Feb 18, 1997
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THE ABOVE NUMBERED EXTENSION REQUEST FOR FILING A STATEMENT OF USE HAS BEEN
APPROVED BY THIS OFFICE.

THE APPLICANT HAS 12 MONTHS FROM THE MAILING DATE OF THE NOTICE OF ALLOWANCE TO FILE A STATEMENT OF USE. THE STATEMENT OF USE SHOULD BE CLEARLY MARKED TO THE ATTENTION OF "ITU" AND MAILED TO THE ABOVE ADDRESS.